Federated Treasury Obligations Fund
A Portfolio of Money Market Obligations Trust
AUTOMATED SHARES (TICKER TOAXX)

SUPPLEMENT TO SUMMARY PROSPECTUS and prospectus DATED jUNE 13, 2014
Federated Treasury Obligations Fund (“Fund”) is entering into an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund will acquire all or substantially all of the assets of Federated Automated Government Money Trust (AGMT), a portfolio of Money Market Obligations Trust, in exchange for Automated Shares of the Fund, which will be distributed pro rata by AGMT to its shareholders, in complete liquidation and termination of AGMT. The Agreement is subject to the approval of the AGMT shareholders at a special meeting of shareholders, currently scheduled for September 30, 2014. If the Agreement, and related reorganization transaction, is approved by the shareholders of AGMT then the date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to September 1, 2015.
August 13, 2014
Federated Treasury Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452271 (8/14)